UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2008
UCBH Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

555 Montgomery Street San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 315-2800
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03	MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS
     On June 11, 2008, UCBH Holdings, Inc., a Delaware corporation registered under the Bank Holding Company Act of 1956, as amended (the “Company”), issued 135,000 shares of its 8.50% Non-Cumulative Perpetual Convertible Series B Preferred Stock, par value $0.01 per share and with a liquidation preference of $1,000 per share (the “Series B Preferred Stock”). Under the terms of the Series B Preferred Stock, the Company’s ability to declare and pay (or set aside for payment) dividends or distributions on shares of its Series A Participating Preferred Stock or Common Stock is subject to certain restrictions in the event that the Company does not pay dividends in full (or declare and set aside a sum sufficient for payment) on the Series B Preferred Stock.
     The terms of the Series B Preferred Stock are more fully set forth in the Certificate of Designations described in Item 5.03 below and filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR
     On June 10, 2008, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware for the purpose of amending its Second Amended and Restated Certificate of Incorporation to fix the preferences, limitations and relative rights of its Series B Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01	OTHER EVENTS
     On June 11, 2008, the Company issued 135,000 shares of Series B Preferred Stock registered pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-151412). The following documents are being filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference: (i) the Purchase Agreement, dated June 5, 2008, by and between Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein, filed as Exhibit 1.1 to this Current Report on Form 8-K; and (ii) the Certificate of Designations of the Company dated June 10, 2008, filed as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1.1	Purchase Agreement, dated June 5, 2008, between UCBH Holdings, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters listed on Schedule A thereto, relating to the purchase of UCBH Holdings, Inc.’s Series B Preferred Stock.

3.1	Certificate of Designations for the Series B Preferred Stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2008	By:	/s/ Dennis A. Lee
Dennis A. Lee
Senior Vice President, Corporate Counsel and Assistant Corporate Secretary